EXHIBIT 10.8

SECOND AMENDMENT TO LOAN DOCUMENTS

This SECOND AMENDMENT TO LOAN DOCUMENTS (“Amendment”) is entered into as of January 31, 2005 by and between FLORIDA GAMING CENTERS, INC., a Florida corporation (“FGCI”), CITY NATIONAL BANK OF FLORIDA, successor by merger to City National Bank of Miami, as Trustee under Trust Agreement dated January 3, 1979 and known as Trust No. 5003471 (“Trustee” and together with FGCI, the “Borrower”) FLORIDA GAMING CORPORATION, a Delaware corporation (“FGC”) and W. BENNETT COLLETT, an individual (together with FGI, the “Guarantors”), and FIRST BANK, a Missouri state chartered bank, as successor by merger to CIB Bank (together with its successors and assigns, including each and every holder of the Note, as defined below, “Lender”).

RECITALS

A. Pursuant to a certain Loan Agreement dated as of October 21, 2001 between Borrower and Lender (as amended, the “Loan Agreement”), and amended by a certain First Modification of Loan Documents dated as of October 31, 2004 (“First Modification”) between Borrower, Lender, FGC and Guarantors, Lender has provided Borrower with a loan in the original principal amount of $4,600,000 (“Loan”) which loan is evidenced by that certain First Amended and Restated Note dated as of October 31, 2004 in the original principal amount of $4,600,000 (“Note”) and secured by, among other things, various mortgages on real property located in St. Lucie County, Florida and Dade County, Florida (collectively, the “Mortgages”, and together with the Loan Agreement, the Note, and any other documents evidencing or securing the Loan, and any amendments thereto, the “Loan Documents”). Terms defined in the Loan Agreement and not otherwise defined herein shall have the meanings provided in the Loan Agreement.

B. Guarantors have executed a certain Guaranty dated as of October 31, 2001 which guarantees the payment and performance of Borrower’s obligations under the Loan Documents.

C. Florida Gaming and Lender are also parties to a certain Warrant Agreement dated as of October 31, 2001 (“Warrant Agreement”) pursuant to which Florida Gaming has executed and delivered to Lender a certain Warrant Certificate No. 1 (“Warrant Certificate”).

D. Subject to the terms and conditions contained herein, Borrower, FGC and Lender now desire to amend the Loan Documents and the Warrant Agreement as provided in this Amendment.

NOW THEREFORE, for and in consideration of the matters set forth in the foregoing Recitals, the mutual covenants and agreements herein contained and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties agree as follows:

ARTICLE I

AMENDMENTS TO LOAN DOCUMENTS

Section 1.1 Maturity Date.

The Maturity Date, as such term is defined in Section 2.1 of the Loan Agreement, is hereby changed to October 31, 2005.

Section 1.2 Principal Paydown.

Upon execution of this Agreement, Borrower shall pay to Lender a principal paydown of One Million Dollars ($1,000,000).

Section 1.3 Reserve Account.

Upon execution of this Agreement, Borrower shall deposit with Lender a principal and interest reserve (“Reserve”) in the amount of Two Hundred Twenty Eight Thousand Three Hundred Seventy Five and 45/100 Dollars ($228,375.45) to secure Borrower’s obligations under the Note. The Reserve shall be held in a separate account maintained by Lender and shall not bear interest. If no Default or Event of Default then exists, Lender shall release funds from the Reserve when and as principal and interest payments are due under the Note. Borrower shall use all funds released from the Reserve solely for the purpose of paying debt service on the Loan as described herein. All monies at any time held by or deposited with Lender under the Loan Documents, including but not limited to the Reserve, shall be held as cash collateral, as additional security for the Loan and the obligations of Borrower under the Loan Documents. Borrower hereby grants Lender a first priority lien and security interest in such cash collateral and shall execute and deliver to Lender from time to time any and all security agreements, financing statements or other instruments necessary to create, perfect, continue or maintain Lender’s lien and security interest in such cash collateral. Provided that all payments under the Note, including without limitation, any required payment on the Maturity Date and all other payments required by any other Loan Document are made in a timely fashion by Borrower, any amounts remaining in the Reserve, if any, shall be refunded to Borrower within ten (10) days following the date on which Borrower makes all such required payments.

Section 1.4 Loan Modification Fee.

Upon execution of this Amendment, Borrower shall pay to Lender a loan modification fee equal to Sixteen Thousand Seven Hundred Ninety Seven and 35/100 Dollars ($16,797.35) (“Loan Modification Fee”). The Loan Modification Fee shall be deemed earned by Lender upon execution of this Amendment.

Section 1.5 Warrant Agreement.

Borrower and FGC acknowledge that Lender has sold a participation in the Loan to Citrus Bank, N.A. (“Citrus”). In order to induce Lender and Citrus to extend the maturity date of the Loan as provided herein, FGI has agreed to amend, restate and replace the Warrant Agreement and the Warrant Certificate with a separate replacement warrant agreement and warrant certificate for each of Lender and Citrus in the forms attached hereto as Exhibit A-1 and A-2 (“Amended Warrant Documents”).

Section 1.6 Deferred Fee.

Borrower and Guarantors acknowledge that the Loan Modification Fee described above is in addition to the Deferred Fee payable under Section 3.6 of the Loan Agreement, which remains outstanding. Borrower and Guarantors further acknowledge that under the Amended Warrant Documents, each of Lender and Citrus have the right to exercise separate warrant rights effective as of the date of the Amended Warrant Documents, notwithstanding anything in the Loan Agreement or the First Modification to the contrary. In the event Citrus exercises its warrant rights, the Deferred Fee shall be reduced to $168,475, and shall continue to be payable in accordance with Section 3.6 of the Loan Agreement, unless Lender also elects to exercise the warrant rights held by Lender under the Amended Warrant Documents. In the event Lender exercises its warrant rights, the Deferred Fee shall be reduced to $81,525, and shall continue to be payable in accordance with Section 3.6 of the Loan Agreement, unless Citrus also elects to exercise the warrant rights held by Citrus under the Amended Warrant Documents.

Section 1.7 Debt Service Ratio Covenant.

Section 6.24 of the Loan Agreement is hereby deleted in its entirety.
ARTICLE II

REPRESENTATIONS AND WARRANTIES

To induce Lender to enter into this Amendment, Borrower represents and warrants to Lender that:

Section 2.1 Authorization; No Conflict.

The execution and delivery of this Amendment, the borrowings under the Loan Documents, as amended hereby, and the performance by Borrower of its obligations under the Loan Documents, as amended hereby, are within Borrower’s powers, have been authorized by all necessary action, have received all necessary governmental approval (if any shall be required) and do not and will not contravene or conflict with any provision of law or of Borrower’s organizational documents, or any agreement binding upon Borrower.

Section 2.2 Validity and Binding Effect.

The Loan Documents, as amended hereby, are the legal, valid and binding obligation of Borrower, enforceable against Borrower in accordance with their terms, except as enforceability may be limited by bankruptcy, insolvency or other similar laws of general application affecting the enforcement of creditors’ rights or by general principals of equity limiting the availability of equitable remedies.

ARTICLE III

CONDITIONS TO AMENDMENTS

The amendments contemplated by Article 1 hereof are subject to the satisfaction of each of the following conditions precedent:

Section 3.1 Closing Deliveries.

Lender shall have received all of the following, each duly executed, as appropriate, in form and substance satisfactory to Lender and its counsel, at the expense of Borrower, and in such number of signed counterparts as Lender may request:

(a) Note. A Second Amended and Restated Note executed by Borrower in the form attached hereto as Exhibit B.

(b) Warrant Documents. The Amended Warrant Documents, executed by Florida Gaming.

(c) Resolution. A copy of a resolution signed by the directors of FGCI authorizing or ratifying the execution and delivery by FGCI of this Amendment, and the other certificates provided for in this Amendment and authorizing the borrowings under the Loan Documents, as amended hereby, and the performance by FGCI of its obligations under the Loan Documents, as so amended, and such other documents, certified by an officer of FGCI.

(d) Articles of Incorporation and By-Laws of FGCI. A certificate (in the form attached hereto as Exhibit C) of an officer of FGCI to the effect that since October 19, 2001, there have been no amendments to the organizational documents of FGCI and no amendments to the incumbency certificate executed and delivered to Lender in connection with the Loan (or, if there have been any such amendments, copies thereof, certified by an officer of FGCI).

(e) Articles of Incorporation and By-Laws of Florida Gaming. A certificate (in the form attached hereto as Exhibit D) of an officer of Florida Gaming to the effect that since October 19, 2001, there have been no amendments to the organizational documents of Florida Gaming and no amendments to the incumbency certificate executed and delivered to Lender in connection with the Loan (or, if there have been any such amendments, copies thereof, certified by an officer of Florida Gaming).

(f) Certificate of No Default, etc. A certificate signed by Borrower as to the matters set forth in Section 3.2 hereof (in the form attached hereto as Exhibit E).

(g) Miscellaneous. Such other documents and certificates as Lender may request.

Section 3.2 Representations and Warranties; No Default.

(a) Representations and Warranties of Borrower. At the closing date hereof, the representations and warranties of Borrower set forth in Section 4 of the Loan Agreement, in Article II of this Amendment and in each of the other Loan Documents to which it is a party or which are contained in any certificate furnished by or on behalf of Borrower pursuant to any of the Loan Documents to which it is a party shall be true and correct in all material respects on and as at such date with the same effect as if made on and as at such date, except for (i) representations and warranties expressly stated to relate to a specific earlier date, in which case such representations and warranties shall have been true and correct in all material respects as at such earlier date, and (ii) such changes as are specifically permitted under the Loan Agreement and the other Loan Documents.

(b) No Default. At the closing date hereof, no Event of Default under the Loan Documents shall have occurred and be continuing.

Section 3.3 Paydown.

Lender shall have received from Borrower the principal payment required by Section 1.2 hereof.

Section 3.4 Reserve Account.

Lender shall have received from Borrower Reserve required by Section 1.3 hereof.

Section 3.5 Loan Modification Fee.

Lender shall have received from Borrower the Loan Modification Fee required by Section 1.4 hereof.

ARTICLE IV

MISCELLANEOUS

Section 4.1 Successors.

This Amendment shall be binding upon and inure to the benefit of Borrower, Lender and their respective successors and assigns, except that Borrower may not transfer or assign any of its rights or interest hereunder without the prior written consent of Lender.

Section 4.2 Captions.

Captions in this Amendment are for convenience of reference only and shall not define or limit any of the terms or provisions hereof.

Section 4.3 Singular and Plural.

Unless the context requires otherwise, wherever used herein the singular shall include the plural and vice versa, and the use of one gender shall also denote the other where appropriate.

Section 4.4 Counterparts.

This Amendment may be executed by the parties on any number of separate counterparts, and by each party on separate counterparts; each counterpart shall be deemed an original instrument; and all counterparts taken together shall be deemed to constitute one and same instrument.

Section 4.5 Costs and Fees.

Borrower agrees to pay or reimburse Lender on demand for all costs and expenses of preparing this Amendment, and any other document or instrument executed in connection herewith (including reasonable legal fees and other charges of outside counsel to Lender).

Section 4.6 Construction.

This Amendment, and any document or instrument executed in connection herewith shall be governed by, and construed and interpreted in accordance with, the internal laws of the State of Illinois, and shall be deemed to have been executed in the State of Illinois.

Section 4.7 Confirmation of Loan Documents.

Except as amended hereby, the Loan Documents shall remain in full force and effect and is hereby ratified and confirmed in all respects.

Section 4.8 References to Loan Documents.

Each reference in the Loan Documents to “the Loan Documents,” and each reference to the Loan Documents in any and all instruments or documents provided for in the Loan Documents or delivered or to be delivered thereunder or in connection therewith, shall, except where the context otherwise requires, be deemed a reference to the Loan Documents as amended hereby.

Section 4.9 Severability.

In the event any one or more of the provisions contained in this Amendment or the other Loan Documents should be held invalid, illegal or unenforceable in any respect, the validity, legality and enforceability of the remaining provisions contained herein or therein shall not in any way be affected or impaired thereby.

Section 4.10 Land Trust Exculpation. This Amendment is executed and delivered by City National Bank of Florida, not personally, but as Trustee as aforesaid in the exercise of the power and authority conferred upon and vested in it as such Trustee, provided that City National Bank of Florida hereby personally warrants that it possesses full power and authority to execute and deliver the same. It is expressly understood and agreed that nothing contained in this Amendment shall be construed as creating any liability on City National Bank of Florida personally to pay the indebtedness evidenced and secured by the Note and the other Loan Documents or any interest that may accrue thereon, or to perform any covenant, express or implied, contained therein, all such personal liability, if any, being expressly waived by Lender and by every person now or hereafter claiming any right or security hereunder.

ARTICLE V

RATIFICATION OF GUARANTy

Each of the Guarantors hereby: (i) acknowledges the continuing validity of the Guaranty dated as of October 31, 2001 (“Guaranty”), executed by Guarantors for the benefit of Lender, and represents, warrants and confirms that no offsets, defenses or counterclaims exist to such Guarantor’s obligations thereunder; (ii) reacknowledges, ratifies and reaffirms all of the terms and obligations contained in the Guaranty, which shall remain in full force and effect, and acknowledges, agrees, represents and warrants that no oral or other agreements, understandings, representations or warranties exist with respect to the Guaranty or with respect to such Guarantor’s obligations thereunder; (iii) represents, warrants and confirms that the most recent financial statements of such Guarantor delivered to Lender accurately reflects such Guarantor’s financial condition as of the date of such statements, and that no material adverse change has occurred in such Guarantor’s financial status since the date of such financial statements; and (iv) acknowledges and agrees that such Guarantor has entered into and delivered this Agreement of such Guarantor’s own free will, voluntarily and without coercion or duress of any kind, and has been represented in connection herewith by counsel of Guarantor’s choice and is fully aware of the terms contained in this Agreement.

[Remainder of page intentionally left blank.]

IN WITNESS WHEREOF, Borrower, Guarantors and Lender have executed this Amendment as of the date first above written.

BORROWER:

ATTEST:	FLORIDA GAMING CENTERS, INC. a Florida corporation

By:	By:

Name:	Name:

Title:	Title:

CITY NATIONAL BANK OF FLORIDA, successor by merger to City National Bank of Miami, as Trustee under Trust Agreement dated January 3, 1979 and known as Trust No. 5003471

By:

Name: ,
Trust Officer

GUARANTORS:

ATTEST:	FLORIDA GAMING CORPORATION. a Delaware corporation

By:	By:

Name:	Name:

Title:	Title:

W. BENNETT COLLETT

LENDER:

FIRST BANK, a Missouri state chartered bank, as successor by merger to CIB Bank

By:

Name:

Title:

EXHIBIT B
SECOND AMENDED AND RESTATED NOTE

U.S. $3,359,469.54
Chicago, Illinois
January 31, 2005

FOR VALUE RECEIVED, FLORIDA GAMING CENTERS, INC., a Florida corporation (“FGCI”) and CITY NATIONAL BANK OF FLORIDA, successor by merger to City National Bank of Miami, as Trustee under Trust Agreement dated January 3, 1979, and known as Trust No. 5003471 (“Trust” and together with FGCI, the “Borrower”), promise to pay to the order of FIRST BANK (“Lender”), at its place of business in Elk Grove Village, Illinois or such other place as Lender may designate from time to time hereafter, the principal amount of Three Million Three Hundred Fifty Nine Thousand Four Hundred Sixty Nine and 54/100 Dollars ($3,359,469.54) or such lesser principal amount as may be owed by Borrower to Lender hereunder, together with interest on the unpaid balance until paid, at a rate (“Stated Rate”) equal to the greater of (i) seven and one-half percent (7.5%) per annum or (ii) two percent (2.0%) per annum in excess of the Prime Rate (as hereinafter defined); provided, however, that upon the occurrence of an Event of Default (as hereinafter defined), interest shall accrue at a rate (the “Default Rate”) equal to five percent (5%) per annum in excess of the Stated Rate for the period of such default until such default is cured. Interest shall be computed on the basis of a 360 day year and charged for the actual number of days elapsed. The final payment of all then-outstanding principal and interest shall be due on October 31, 2005 (the “Maturity Date”). Borrower’s obligations under this Note shall be defined and referred to herein as “Borrower’s Liabilities.”

All payments received hereunder shall be first applied to interest due and the balance, if any, to principal. Absent an Event of Default, principal and interest shall be payable as follows:

Commencing on the twentieth (20th) day of February, 2005 and continuing on the twentieth (20th) day of each month thereafter until the Maturity Date, Borrower shall make monthly payments of principal and interest to Lender on the amount of the principal balance outstanding hereunder, in an amount calculated by Lender as necessary to repay the then outstanding principal balance at the Stated Rate (with interest payable in arrears) amortized on a level term basis over a twenty-five (25) year term commencing on the date hereof. If not sooner paid, the outstanding principal amount of the loan evidenced hereby and all interest accrued and unpaid thereon

The Borrower may prepay all or any portion of this Note, at any time and from time to time, subject to the following terms:

(a) Each partial prepayment shall be in a minimum principal amount of $100,000 and in integral multiples of $50,000;

(b) The Borrower shall provide Lender with at least fifteen (15) days prior written notice of any prepayment;

(c) The Borrower shall pay to the Lender all accrued and unpaid interest through the date of such prepayment on the principal balance being prepaid; and

(d) The Borrower shall pay to the Lender any other obligations of the Borrower to the Lender then due which remain unpaid.

All principal payments hereunder shall be accompanied by accrued interest on the principal amount being repaid to the date of payment. All payments hereunder, whether in respect of principal, interest, or otherwise, shall be made without setoff, counterclaim or deduction in same day funds by Borrower to Lender. All such payments required to be made to Lender shall be made not later than 2:00 p.m., Illinois time, on the date due by wire transfer (or by advice of transfer from or between accounts of Borrower at Lender) to such account as Lender shall specify from time to time by notice to Borrower. Funds received after that time shall be deemed to have been received by Lender on the next following Business Day. All payments shall be made in immediately available U.S. Dollars. Whenever any payment to be made shall otherwise be due on a day which is not a Business Day, such payment shall be made on the next succeeding Business Day and such extension of time shall be included in computing interest, if any, in connection with such payment.

For purposes hereof, the term “Prime Rate” shall mean a fluctuating rate per annum equal to the prime rate of interest as published in the “Money Rates” section of the Wall Street Journal, or, if such rate is not so designated in the Wall Street Journal, the rate designated by Lender from time to time as its “Prime Rate.” The Prime Rate is not necessarily the lowest rate of Interest charged by Lender in connection with extensions of credit. Changes in the Stated Rate shall take effect simultaneously with each change in the Prime Rate. The applicable Prime Rate shall be determined by Lender in its sole judgment, and such determination shall be conclusive absent manifest error.

Reference is hereby made to that certain Loan Agreement executed between Borrower and Lender dated as of October 31, 2001, as modified by a First Modification of Loan Documents by and among Borrower, Lender, Florida Gaming Corporation, a Delaware corporation (“FGC”) and W. Bennett Collett, an individual (“Collett”), dated as of October 31, 2004 and a Second Modification of Loan Documents of even date herewith by and among Borrower, Lender, FGC and Collett (as the same may be amended from time to time, the “Loan Agreement”) for a statement of (a) the terms and conditions under which the loan evidenced hereby has been made, secured and is to be repaid and (b) Lender’s remedies upon the occurrence of an Event of Default. An Event of Default under the Loan Agreement shall constitute an Event of Default hereunder. The terms and conditions of the Loan Agreement are incorporated herein by reference in their entirety. Any capitalized terms used herein that are not otherwise defined shall have the meanings assigned to them in the Loan Agreement.

In addition to interest at the Default Rate, as set forth above, Borrower agrees to pay “late charges” of five percent (5%) of the amount of any payment due hereunder including, without limitation, any payment of principal not paid when due on the Maturity Date which is ten (10) days or more in arrears.

Borrower warrants and represents to Lender that Borrower shall use the proceeds represented by this Note solely for proper business purposes, and consistently with all applicable laws and statutes and the provisions of the Loan Agreement and Loan Documents.

All of Lender’s rights and remedies under this Note are cumulative and non-exclusive. The acceptance by Lender of any partial payment made hereunder after the time when any of Borrower’s Liabilities become due and payable will not establish a custom, or waive any rights of Lender to enforce prompt payment thereof. Lender’s failure to require strict performance by Borrower of any provision of this Note shall not waive, affect or diminish any right of Lender thereafter to demand strict compliance and performance therewith. Any waiver of an Event of Default hereunder shall not suspend, waive or affect any other Event of Default hereunder. Borrower and every endorser waive presentment, demand and protest and notice of presentment, protest, default, non-payment, maturity, release, compromise, settlement, extension or renewal of this Note, and hereby ratify and confirm whatever Lender may do in this regard. Borrower further waives any and all notice or demand to which Borrower might be entitled with respect to this Note by virtue of any applicable statute or law (to the extent permitted by law).

Borrower agrees to pay, upon Lender’s demand therefor, any and all costs, fees and expenses (including reasonable attorneys’ fees, costs and expenses) incurred in enforcing any of Lender’s rights hereunder, and to the extent not paid the same shall become part of Borrower’s Liabilities hereunder.

If any provision of this Note or the application thereof to any party or circumstance is held invalid or unenforceable, the remainder of this Note and the application thereof to other parties or circumstances will not be affected thereby, the provisions of this Note being severable in any such instance.

If this Note is signed by more than one party, the liability of each such party shall be joint and several, and each reference herein to “Borrower” shall be deemed to refer to each such party.

This Note is submitted by Borrower to Lender at Lender’s principal place of business and shall be deemed to have been made thereat. This Note shall be governed and controlled by the laws of the State of Illinois as to interpretation, enforcement, validity, construction and effect, but without reference to its choice of law provisions. Any notice required hereunder shall be served consistent with the terms and provisions of the Loan Agreement relating to notice.

No modification, waiver, estoppel, amendment, discharge or change of this Note or any related instrument shall be valid unless the same is in writing and signed by the party against which the enforcement of such modification, waiver, estoppel, amendment, discharge or change is sought.

BORROWER IRREVOCABLY AGREES THAT ALL ACTIONS OR PROCEEDINGS IN ANY WAY OR RESPECT, ARISING OUT OF OR FROM OR RELATED TO THIS NOTE MAY BE LITIGATED IN COURTS HAVING SITUS WITHIN THE COUNTY OF COOK, STATE OF ILLINOIS. BORROWER HEREBY CONSENTS TO THE JURISDICTION OF ANY LOCAL, STATE, OR FEDERAL COURT LOCATED IN SAID COUNTY AND STATE AND WAIVES ANY OBJECTION IT MAY HAVE BASED ON IMPROPER VENUE OR FORUM NON CONVENIENS TO THE CONDUCT OF ANY PROCEEDING HEREUNDER.

BORROWER AND LENDER IRREVOCABLY WAIVE ANY RIGHT TO TRIAL BY JURY IN ANY ACTION OR PROCEEDING: (I) TO ENFORCE OR DEFEND ANY RIGHTS UNDER OR IN CONNECTION WITH THIS NOTE OR ANY AMENDMENT, INSTRUMENT, DOCUMENT OR AGREEMENT DELIVERED OR WHICH MAY IN THE FUTURE BE DELIVERED IN CONNECTION HEREWITH OR (II) ARISING FROM ANY DISPUTE OR CONTROVERSY IN CONNECTION WITH OR RELATED TO THIS NOTE OR ANY SUCH AMENDMENT, INSTRUMENT, DOCUMENT OR AGREEMENT, AND AGREE THAT ANY SUCH ACTION OR PROCEEDING SHALL BE TRIED BEFORE A COURT AND NOT BEFORE A JURY.

This Note is a restatement of the indebtedness evidenced by, and is a replacement of, that certain First Amended and Restated Note of the undersigned dated as of October 31, 2004 in the face principal amount of $4,600,000.00 payable to the order of the CIB Bank, as predecessor in interest to Lender (“Prior Note”), and nothing contained herein shall be construed (i) to deem paid or forgiven the unpaid principal amount of, or unpaid accrued interest on the Prior Note outstanding at the time of its replacement by this Note; or (ii) to release, cancel, terminate or otherwise adversely affect all or any part of any security interest or other encumbrance heretofore granted to or for the benefit of the payee of the Prior Note.

This Note is executed and delivered by City National Bank of Florida, not personally, but as Trustee as aforesaid in the exercise of the power and authority conferred upon and vested in it as such Trustee, provided that City National Bank of Florida hereby personally warrants that it possesses full power and authority to execute and deliver the same. It is expressly understood and agreed that nothing contained in this Note shall be construed as creating any liability on City National Bank of Florida personally to pay the indebtedness evidenced and secured by this Note and the other Loan Documents or any interest that may accrue thereon, or to perform any covenant, express or implied, contained therein, all such personal liability, if any, being expressly waived by Lender and by every person now or hereafter claiming any right or security hereunder.

[Signature Page Follows]

BORROWER:

ATTEST:	FLORIDA GAMING CENTERS, INC.

By:	By:

Name:	Name:

Title:	Title:

CITY NATIONAL BANK OF FLORIDA, successor by merger to City National Bank of Miami, as Trustee under Trust Agreement dated January 3, 1979 and known as Trust No. 5003471

By:

William E. Shockett
Executive Vice President and Trust Officer

EXHIBIT C

OFFICER’S CERTIFICATE

In connection with the execution of that certain Second Amendment to Loan Documents of even date herewith (“Amendment”), which amends that certain Loan Agreement dated October 31, 2001, between Florida Gaming Centers, Inc., a Florida corporation (“FGCI”), City National Bank of Florida, successor by merger to City National Bank of Miami, as Trustee under Trust Agreement dated January 3, 1979 and known as Trust No. 5003471 and First Bank, a Missouri state chartered bank, as successor by merger to CIB Bank (“Lender”), the undersigned hereby certifies to Lender as follows:

1. Since October 19, 2001, there have been no amendments to the articles of incorporation or bylaws of FGCI.

2. W. Bennett Collett remains the Chairman and CEO of FGCI, and is authorized to execute the Documents on behalf of FGCI.

3. Attached hereto as Exhibit A is a true and correct copy of a resolution duly approved by the directors of FGCI, in accordance with its Articles, Bylaws and the laws of the State of Florida with regard to the execution, delivery and performance by FGCI of the Amendment and any loan documents and materials related thereto. I hereby certify that (a) such resolution has not been in any way modified, repealed or rescinded and remain in full force and effect and (b) such resolution is the only resolution or consent adopted by FGCI’s directors relating to the matters described therein.

IN WITNESS WHEREOF, the undersigned has executed this Certificate as of the 31st day of January, 2005.

FLORIDA GAMING CENTERS, INC.

By:

Name:

Title:

EXHIBIT A TO SECRETARY’S CERTIFICATE

CONSENTS/RESOLUTIONS

By unanimous vote of the Board of Directors of Florida Gaming Centers, Inc. (the “Company”) the following resolutions were adopted in accordance with the By-laws of the Company:

“RESOLVED, that the Company is hereby authorized to extend the maturity date of its Loan (the “Loan”) with First Bank (“Lender”) until October 31, 2005, establish a reserve account for debt service payments due under the Loan, and make a principal repayment of $1,000,000 under the Loan; and

FURTHER RESOLVED, that the Company shall execute and deliver all documents required by Lender to evidence and/or secure the Loan, as amended; and

FURTHER RESOLVED, that W. Bennett Collett, acting alone, is hereby authorized and empowered to assign, mortgage, pledge or hypothecate from time to time any and all assets of the Company to secure the Loan and to execute in the name of the Company, and on behalf of the Company, and deliver to Lender in the form required by Lender any instruments or agreements deemed necessary or desirable by Lender with respect thereto; and

FURTHER RESOLVED, that such individual is hereby authorized and directed to take such action, expend such funds and execute such other documents, certificates and instruments as may be necessary or desirable to carry out and comply with the intent of this resolution and carry out, comply with and perform the obligations and duties of the Company with respect to the Loan; and

FURTHER RESOLVED, that these resolutions shall continue in full force and effect and may be relied upon by all relevant parties, including Lender.”

EXHIBIT D

OFFICER’S CERTIFICATE

In connection with the execution of that certain Second Amendment to Loan Documents of even date herewith (“Amendment”), which amends that certain Loan Agreement dated October 31, 2001, between Florida Gaming Centers, Inc., a Florida corporation (“FGCI”), City National Bank of Florida, successor by merger to City National Bank of Miami, as Trustee under Trust Agreement dated January 3, 1979 and known as Trust No. 5003471 and First Bank, a Missouri state chartered bank, as successor by merger to CIB Bank (“Lender”), the undersigned hereby certifies to Lender as follows:

1. Since October 19, 2001, there have been no amendments to the articles of incorporation or bylaws of Florida Gaming Corporation, a Delaware corporation (“Florida Gaming”).

2. W. Bennett Collett remains the Chairman and CEO of Florida Gaming, and is authorized to execute the Documents on behalf of Florida Gaming.

3. Attached hereto as Exhibit A is a true and correct copy of a resolution duly approved by the directors of Florida Gaming, in accordance with its Articles, Bylaws and the laws of the State of Delaware with regard to the execution, delivery and performance by Florida Gaming of the documents executed by Florida Gaming in connection with the Amendment. I hereby certify that (a) such resolution has not been in any way modified, repealed or rescinded and remain in full force and effect and (b) such resolution is the only resolution or consent adopted by Florida Gaming directors relating to the matters described therein.

IN WITNESS WHEREOF, the undersigned has executed this Certificate as of the 31st day of January, 2005.

FLORIDA GAMING CORPORATION

By:

Name:

Title:

EXHIBIT A TO SECRETARY’S CERTIFICATE
CONSENTS/RESOLUTIONS

By unanimous vote of the Board of Directors of Florida Gaming Corporation (the “Company”) the following resolutions were adopted in accordance with the By-laws of the Company:

“RESOLVED, that the Company is hereby authorized to ratify the Guaranty executed by the Company in connection with the loan made to Florida Gaming Centers, Inc. by First Bank (“Bank”); and

FURTHER RESOLVED, that the Company shall execute and deliver all documents required by Lender in connection with the amendment to such loan, including, without limitation, the Amended and Restated Warrant Agreements with Lender and Citrus Bank, N.A., and the related Warrant Certificates in favor of Lender and Citrus Bank, N.A.; and

FURTHER RESOLVED, that W. Bennett Collett, acting alone, is hereby authorized and empowered to take such action and execute such other documents, certificates and instruments as may be necessary or desirable to carry out and comply with the intent of this resolution and carry out, comply with and perform the obligations and duties of the Company with respect to its guaranty of the Loan; and

FURTHER RESOLVED, that these resolutions shall continue in full force and effect and may be relied upon by all relevant parties, including Lender.”

EXHIBIT E

CERTIFICATE

Pursuant to subsection 3.1(f) of the Second Amendment to Loan Documents dated as of January 31, 2005 (“Amendment”), which amends that certain Loan Agreement dated October 31, 2001 (as amended, the “Loan Agreement”), among Florida Gaming Centers, Inc., a Florida corporation (“FGCI”), City National Bank Of Florida, successor by merger to City National Bank of Miami, as Trustee under Trust Agreement dated January 3, 1979 and known as Trust No. 5003471 (“Trustee” and together with FGCI, the “Borrower”) and First Bank, a Missouri state chartered bank, as successor by merger to CIB Bank (“Lender”), the undersigned hereby certifies as follows:

1. No event has occurred and is continuing as of the date hereof which constitutes an Event of Default (as defined in the Loan Agreement) or which would, with notice or the passage of time constitute an Event of Default.

2. The representations and warranties of Borrower set forth in Article 4 of the Loan Agreement, in Article II of the Amendment and in each of the Loan Documents to which it is a party or which are contained in any certificate furnished by or on behalf of Borrower pursuant to any of the Loan Documents to which it is a party are true and correct in all material respects on and as of the date hereof with the same effect as if made on the date hereof, except for representations and warranties expressly stated to relate to a specific earlier date, in which case such representations and warranties were true and correct in all material respects as of such earlier date.

IN WITNESS WHEREOF, the undersigned has executed this Certificate as of the 31st day of January, 2005.

FLORIDA GAMING CENTERS, INC.

By:

Name:

Title:

CITY NATIONAL BANK OF FLORIDA, successor by merger to City National Bank of Miami, as Trustee under Trust Agreement dated January 3, 1979 and known as Trust No. 5003471

By:

Name:

Title: